                                                                    EXHIBIT 99.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X

                           ---------------------------

                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                               36-0899825
                                                             (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

  1 BANK ONE PLAZA, CHICAGO, ILLINOIS                           60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0120
                          CHICAGO, ILLINOIS 60670-0120
                     ATTN: STEVEN M. WAGNER, (312) 732-3163
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                           ---------------------------
                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-3
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                               PENDING
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

C/O BANKERS TRUST (DELAWARE), AS OWNER TRUSTEE
1011 CENTRE ROAD
SUITE 200
WILMINGTON, DELAWARE                                              19805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

     CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-3 ASSET BACKED NOTES, CLASS A
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.           GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO
                  THE TRUSTEE:

                  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                  POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise
                     corporate trust powers.*

                  4. A copy of the existing by-laws of the trustee.*

                  5. Not Applicable.

                  6. The consent of the trustee required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8. Not Applicable.

                  9. Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 11th day of August, 2003.

                      BANK ONE, NATIONAL ASSOCIATION,
                      TRUSTEE

                      BY  /S/ STEVEN M. WAGNER
                          ----------------------
                          STEVEN M. WAGNER
                          FIRST VICE PRESIDENT

* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                             August 11, 2003
Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2003-3 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                           Very truly yours,

                           BANK ONE, NATIONAL ASSOCIATION

                  BY:      /S/ STEVEN M. WAGNER
                           ------------------------------
                           STEVEN M. WAGNER
                           FIRST VICE PRESIDENT

EXHIBIT 7

Legal Title of Bank:       Bank One, NA                                                   FFIEC 031
Address:                   1 Bank One Plaza           FDIC Certificate Number: 03618      Page RC-1
City, State Zip:           Chicago, IL 60670

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                 DOLLAR AMOUNTS IN THOUSANDS
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                                 RCON
                                                                                           ----
    a. Noninterest-bearing balances and currency and coin(1)....................           0081            14,545,000        1.a
    b. Interest-bearing balances(2) ............................................           0071             8,464,000        1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) ...............           1754                     0        2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ............           1773            55,033,000        2.b
3.  Federal funds sold and securities purchased under agreements to resell
    a. Federal funds sold in domestic offices ..................................           B987             9,992,000
    b. Securities Purchased under agreements to resell .........................           B989             8,671,000        3.
4.  Loans and lease financing receivables: (from Schedule RC-C):                           RCON
                                                                                           ----
    a. Loans and leases held for sale ..........................................           5369             4,574,000        4.a
    b. Loans and leases, net of unearned income ................................           B528           111,653,000        4.b
    c. LESS: Allowance for loan and lease losses ...............................           3123             3,503,000        4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c) ....................................................           B529           108,150,000        4.d
5.  Trading assets (from Schedule RC-D) ........................................           3545             5,537,000        5.
6.  Premises and fixed assets (including capitalized leases) ...................           2145             1,250,000        6.
7.  Other real estate owned (from Schedule RC-M) ...............................           2150                70,000        7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) .............................................           2130               425,000        8.
9.  Customers' liability to this bank on acceptances outstanding ...............           2155               237,000        9.
10. Intangible assets ..........................................................
    a. Goodwill ................................................................           3163               610,000       10.a
    b. Other intangible assets (from Schedule RC-M) ............................           0426                62,000       10.b
11. Other assets (from Schedule RC-F) ..........................................           2160             8,621,000       11.
12. Total assets (sum of items 1 through 11) ...................................           2170           226,310,000       12.

------------------

(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Legal Title of Bank:       Bank One, NA
Address:                   1 Bank One Plaza           FDIC Certificate Number: 03618      Page RC-2
City, State Zip:           Chicago, IL 60670

SCHEDULE RC-CONTINUED

                                                                                                    DOLLAR AMOUNTS IN
                                                                                                        THOUSANDS
                                                                                                        ---------
LIABILITIES
13. Deposits:
                                                                                           RCON
                                                                                           ----
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E) .....................................................           2200           123,000,000       13.a
       (1) Noninterest-bearing(1) ..............................................           6631            43,942,000       13.a1
       (2) Interest-bearing ....................................................           6636            79,358,000       13.a2
                                                                                           RCFN
                                                                                           ----
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (from Schedule RC-E, part II) ...........................................           2200            21,326,000       13.b
       (1) Noninterest-bearing .................................................           6631               286,000       13.b.1
       (2) Interest-bearing ....................................................           6636            21,040,000       13.b.2
                                                                                           RCFN
                                                                                           ----
14. Federal funds purchased and securities sold under agreements to repurchase
    a. Federal funds purchased in domestic offices (2) .........................           B993             8,311,000       14.a
                                                                                           RCFD
                                                                                           ----
    b. Securities sold under agreements to repurchase (3) ......................           B995             3,764,000       14.b
15. Trading Liabilities(from Schedule RC-D) ....................................           3548             4,843,000       15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M) .................           3190            28,739,000       16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ...................           2920               237,000       18.
19. Subordinated notes and debentures (2) ......................................           3200             5,036,000       19.
20. Other liabilities (from Schedule RC-G) .....................................           2930            13,105,000       20.
21. Total liabilities (sum of items 13 through 20) .............................           2948           208,661,000       21.
22. Minority interest in consolidated subsidiaries .............................           3000               109,000       22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ..............................           3838                     0       23.
24. Common stock ...............................................................           3230               201,000       24.
25. Surplus (exclude all surplus related to preferred stock) ...................           3839             9,177,000       25.
26. a. Retained earnings .......................................................           3632             8,120,000       26.a
    b. Accumulated other comprehensive income (3) ..............................           B530                63,000       26.b
27. Other equity capital components (4) ........................................           A130                     0       27.
28. Total equity capital (sum of items 23 through 27) ..........................           3210            17,561,000       28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28) ......................................           3300           226,331,000       29.

Memorandum

To be reported only with the March Report of Condition

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2001 ...........

RCON       Number   Number
                    M.I.
-----------------
6724        2
-----------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's asseertion on the effectiveness of internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

---------------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.